LOAN AND SECURITY AGREEMENT

This Loan and Security Agreement (this “Agreement”) is made and entered into this 12th day of February, 2010, by and between Trident Capital Fund-VI, Principals Fund, LLC., a Delaware limited liability company (“Trident LLC,” “Lender” or “Secured Party”) having a business address at 505 Hamilton Avenue, Suite 200, Palo Alto, CA  94301, and ECO2 Plastics, Inc., a Delaware corporation, debtor and debtor in possession in In re ECO2 Plastics, Inc., Case. No. 09-33702-DM (the “Bankruptcy Case”), having a business address at 1143 Crane Street, Suite 503, Menlo Park, California (the “Borrower”).

WHEREAS, Borrower has requested Secured Party to make loans available to Borrower (the “Loan”) in the Bankruptcy Case pending in the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”); and

WHEREAS, Lender is willing to make the Loans upon the terms and conditions set forth in this Agreement.

I. LOANS

A.
Pari Passu Loans.  This Loan is one of a series of loans made, or to be made, to Borrower by Secured Party and one or more other lenders (the “Other Loans” and the “Other Lenders”; the Secured Party and the Other Lenders are collectively referred to as the “Lenders”), each on substantially the same terms and conditions.  Secured Party’s obligation to make this Loan is subject to Borrower’s having obtained similar agreements from Other Lenders providing for loans (subject to the terms and conditions set forth in this Agreement and the similar agreements of the Other Lenders) in the aggregate sum (including the Loan and Other Loans) of at least $11,200.62. The Secured Party agrees that this Loan, and each Other Loan, shall be entitled to payments from Borrower (including from the Collateral, and proceeds thereof, described in Paragraph II below) on a pari passu basis, determined by reference to the original principal amount of outstanding notes under this Loan and each Other Loan (the “Pari Passu Basis”).  The provisions of this paragraph shall be set forth in each loan and security agreement executed by Borrower and each Other Lender.

B.
Advances.  The Loan shall be available in minimum advances (“Advances”) of $25,000 collectively from the Lenders.  The first Advance shall be in the amount of $6,533.69 from Secured Party (the “Initial Advance”) and shall be available upon entry by the Bankruptcy Court of that certain Order Authorizing Post-Petition Financing in form and substance acceptable to Secured Party (the “Financing Order”).  Borrower promises to execute and deliver to Secured Party a promissory note (such note and each other note issued to Secured Party and Other Lenders with respect to the Loan and Other Loans being referred to as a “Note”) in the original principal amount of each Advance.  Secured Party will make subsequent Advances, up to an aggregate total of $11,200.62 (including the Initial Advance), upon the written election (in Secured Party’s sole discretion) of Secured Party, and subject to entry of a Final Order Authorizing Post-Petition Financing (“Final Financing Order”).  All such elections by Secured Party to undertake additional Advances will be made within five (5) business days after receipt by the Secured Party of a written or electronic advance request (“Advance Request”), which Advance Request shall show that the borrowing is consistent with the Borrower’s operating budget set forth in Exhibit A, as the same may be amended from time to time with the approval in writing of Lenders holding 65% of the principal amount of Notes then outstanding (the “Operating Budget”).  Borrower shall deliver to Lender for signature a Note dated as of the Advance Date to evidence such Advance in the form of the Note attached hereto.  Upon receipt by Secured Party of such Note duly executed by Borrower, Secured Party shall fund the Advance in the manner requested by the Advance Request (the “Advance Date”).  All of the terms, conditions and covenants of this Agreement shall apply to all Advances whether or not each Advance is evidenced by a Note.

C.
Maturity Date.  All Loans, together with all interest, fees and expenses accrued thereon, shall be due and payable in cash, without offset or recoupment (which Borrower hereby waives) on the earlier to occur of (a) May 31, 2010, provided that such date may be extended without Court order with the consent of the Secured Party, or (b) the effective date of a confirmed plan of reorganization in the Bankruptcy Case (the “Effective Date”).  Amounts repaid on any Loan shall not be reborrowed.  All of the Advances, Loans and other obligations arising under this Agreement shall constitute one general obligation of Borrower secured by all of the Collateral (as defined in section II hereof).

D.
Application of Payments.  Except as otherwise expressly provided herein, payments under the Notes shall be applied, (i) first to the repayments of any sums incurred by the Secured Party for the payment of any expenses incurred in enforcing the terms of this Agreement and the Notes, (ii) then to the payment of any accrued but unpaid interest under the Notes, and (iii) then to the reduction of the principal amount of each Note.

E.
Use of Proceeds.  The proceeds of the Loan and Other Loans shall be applied solely in accordance with the Operating Budget, except as may otherwise be agreed in writing by Lenders holding 65% of the principal amount of Notes then outstanding.

II. CREATION OF SECURITY INTEREST

To secure payment and performance of all debts, liabilities and obligations of Borrower to Secured Party under the Loan Documents, as defined below (collectively, the “Obligations”), Borrower hereby assigns and grants security interests to Secured Party in all now existing or hereafter arising or acquired real or personal property of Borrower including all existing or hereafter arising or acquired personal property of Borrower, including accounts, goods, general intangibles, instruments, chattel paper, deposit accounts, letter of credit rights, securities, and investment property, and all proceeds, products, substitutions and replacements of such personal or real property (collectively the “Collateral”).  For purposes of this Agreement the term “Loan Documents” means this Agreement, the Note(s), and any other agreement entered into between Borrower and Secured Party in connection with the foregoing, in each case as amended or restated from time to time.  Notwithstanding the date of this Agreement, the date on which Advances are made under the Loan, the date on which the loan agreements between Borrower and any Other Lender shall be executed, the date on which advances are made under any Other Loan, or the date on which any financing statement shall be recorded to perfect the security interests of Secured Party or any Other Lender in the Collateral, Secured Party and each Other Lender shall be deemed to have been granted, and perfected, its security interest in the Collateral at the same time, such that the Collateral and all proceeds thereof shall be shared among Secured Party and the Other Lenders according to the Pari Passu Basis.  The provisions of this paragraph shall be set forth in each loan and security agreement executed by Borrower and each Other Lender.

III. REPRESENTATIONS AND WARRANTIES OF BORROWER

A.	Borrower is the sole legal and beneficial owner of the Collateral.

B.
Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware; and Borrower’s true and correct legal name is as set forth in this Agreement and is the same as is set forth in its current certificates of incorporation previously delivered to Secured Party.

C.
The Collateral owned by the Borrower is and will be located at 5300 Claus Road, Riverbank, California.  The chief place of business and chief executive office of the Borrower is located at 1143 Crane Street, Suite 503, Menlo Park, CA.

D.
Subject to the Carve Out (as defined in section III.F. below) and subject to the shared senior interest of the Department of Resources Recycling and Recovery, as set forth in the Consent and Subordination Agreement in the attached Exhibit C, Secured Party’s liens on the Collateral shall be, and shall remain (so long as any Loans are outstanding), on a Pari Passu Basis with the liens of Other Lenders and senior in priority under 11 U.S.C. § 363(e) and § 364(d)(1) to all other liens on the Collateral.  The priority of Secured Party’s liens on the Collateral shall be set forth in the Final Financing Order.

E.
Subject to the Carve Out, any allowed claim of Secured Party on account of the Obligations shall have the highest administrative priority under 11 U.S.C. § 364(c) over all other costs and expenses of the kind specified in, or ordered pursuant to, 11 U.S.C. §§ 105, 326, 330, 331, 503(b), 507(a), 726 or any other provision of the Bankruptcy Code and shall at all times be senior to the rights of Borrower, Borrower’s estate, and any successor trustee or estate representative in the Bankruptcy Case or any subsequent proceeding or case under the Bankruptcy Code.

F.
Secured Party’s liens on the Collateral, and the priority of Secured Party’s claims under section III.E hereof shall, following the occurrence and during the continuation of the Maturity Date, be subject to (i) the amounts set forth in the Operating Budget, for the unpaid professional fees and expenses incurred in the Bankruptcy Case while it is pending under Chapter 11 of the Bankruptcy Code by the Borrower, as an when allowed on a final basis pursuant to 11 U.S.C. § 330, and (ii) fees payable to the United States Trustee pursuant to 28 U.S.C., §1930(a)(6).  This Agreement does not limit the amount of professional fees owed by the Debtor, but does limit the professional fees that have priority over Secured Party’s claims and does restrict the use of proceeds of the Loans in accordance with the Operating Budget.

IV. BORROWER’S OBLIGATIONS

A.	The Collateral will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use.

B.	The Borrower will maintain insurance on the Collateral in accordance with its customary practices.

C.
The Collateral will be kept at the Borrower’ places of business listed in Section III.C, where Secured Party may inspect it during normal business hours upon reasonable notice to the Borrower. Borrower will advise Lenders if the Collateral is moved to another location.

D.
Except for sales of Inventory in the ordinary course of business, the Collateral will not be sold, exchanged, traded, leased, transferred, disposed of, or made subject to any lien, security interest or encumbrance, including with respect to taxes, unless Secured Party consents in writing to such sale, transfer, disposition or encumbrance, except as to that Collateral that Lender has already agreed may be sold.

E.
Borrower authorizes Secured Party to file any financing statements in the appropriate jurisdictions to perfect the security interest in the Collateral.  Borrower will sign documents and take such other actions as are necessary for the preservation and protection of Secured Party’s security interest.

F.
If for any reason Borrower receives any payment in connection with any of the Collateral following the occurrence of an Event of Default, Borrower (a) shall immediately pay or deliver such payment to the Secured Party in the original form in which received by the Borrower; (b) shall endorse to the Secured Party, with recourse, all checks, drafts, money orders, notes, and other instruments or documents representing such payment; (c) shall not commingle such payment with any of Borrower’s other funds or property; and (d) shall hold such payment separate and apart from Borrower’s other funds and property in an express trust for the Secured Party until paid or delivered to the Secured Party.

G.
Borrower shall maintain complete and accurate books and records in accordance with generally accepted accounting principles, which contain full and correct entries of all transactions relating to the Collateral.

H.
Borrower shall take all actions which may be reasonably necessary or appropriate to maintain, preserve, protect, and defend the Collateral and the Secured Party’s security interest therein, including all such actions as may be reasonably requested by the Secured Party.  Upon the Secured Party’s request, Borrower shall execute and deliver to the Secured Party such further documents and agreements, in form and substance reasonably satisfactory to the Secured Party, as the Secured Party may reasonably require to effectuate this Agreement or to evidence, perfect, maintain, preserve or protect the Secured Party’s security interest in the Collateral, including financing statements, continuing financing statements, financing statement amendments, security agreements, and assignments.

I.
Borrower’s representations and warranties set forth in Section III above and this Section IV shall be true and correct at the time of execution of this Agreement by Borrower and shall constitute continuing representations and warranties as long as any of the Obligations remain outstanding.

V. DEFAULT

Each of the following events shall constitute an “Event of Default”:

A.	The failure by Borrower to pay any Obligation to Secured Party or any Other Lender within three (3) days of the date when such payment is due.

B.	The breach or default by Borrower in the compliance with the Operating Budget, such default continuing for more than five (5) days.

C.
The breach or default by Borrower in the performance of any covenant or Obligation under this Agreement, the Note(s) or any other Loan Document (other than defaults specified in section V.A. and V.B. and V.D., V.E., V.F., V.G., and V.H.) and such default continues for more than ten (10) days after Secured Party has given notice of such default to Borrower.

D.
Borrower shall file a motion in the Bankruptcy Case:  (i) to obtain financing from any person other than Secured Party under 11 U.S.C. § 364 (d); (ii) to obtain financing from any person other than Secured Party under 11 U.S.C. § 364(c) (other than with respect to financing used, in whole or in part, to make full, and final payment of the Obligations; (iii) to grant any lien on the Collateral; (iv) to use cash collateral of Secured Party without Secured Party’s prior written consent; or (v) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral under 11 U.S.C. § 506(c).

E.
The entry by the Bankruptcy Court of an order authorizing the appointment of an interim or permanent trustee in the Bankruptcy Case or the appointment of an examiner in the Bankruptcy Case with powers to operate or manage the financial affairs, business, or reorganization of Borrower.

F.	The Bankruptcy Case shall be dismissed or converted from a case under chapter 11 to a case under chapter 7 of the Bankruptcy Code.

G.
The entry by the Bankruptcy Court of an order granting relief from or modifying the automatic stay of 11 U.S.C. § 362 to allow any creditor (other than Secured Party) to execute upon or enforce a lien on any Collateral.

H.	The Interim Financing Order or the Final Financing Order shall be modified or revoked without Secured Party’s prior written consent.

I.
Borrower seeks, or the Bankruptcy Court approves, the rejection of certain licenses or executory contracts deemed by Secured Party, in its sole discretion, to be material to the operation of the Borrower.

VI. SECURED PARTY’S RIGHTS AND REMEDIES

A.
If any Event of Default shall have occurred Secured Party’s obligation to make any Advances shall automatically terminate and Secured Party may elect to take at any time any or all of the following actions:  (i) accelerate and declare all or a portion of the Obligations immediately due and payable, whereupon the entire unpaid Notes, together with all accrued and unpaid interests thereon (including the Default Interest Rate), and all other cash obligation hereunder, shall become immediately due and payable, and (ii) set off any amounts owed by the Secured Party or any Affiliate of the Secured Party (each of which is an intended third party beneficiary hereunder), to the Borrower whatsoever against any amounts owed by the Borrower to the Secured Party hereunder.

B.
Upon the occurrence of an Event of Default, Secured Party may seek relief from the automatic stay to exercise any and all rights and remedies provided under the Loan Documents, the Financing Order, and, subject to Bankruptcy Court authorization, may (i) take possession of and collect the Collateral or to render it unusable; or (ii) require Borrower to make the Collateral available at a place Secured Party designates in writing which is mutually convenient, to allow Secured Party to take possession or dispose of the Collateral.  Secured Party’s remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Secured Party may have under any Loan Document or at law or in equity.  Recourse to the Collateral shall not be required.

C.
Any motion or request for relief under 11 U.S.C. §§ 362, 363 or 364 related to the Obligations or the Collateral may be set for hearing upon not less than ten (10) court days’ notice to Borrower, Prepetition Lender (including the California Department of Resources Recycling and Recovery), the United States Trustee, and any official committee appointed in this case (or if no committee has been appointed, to the twenty largest creditors in the Bankruptcy Case.

D.
Upon the occurrence of an Event of Default, Secured Party’s consent to Borrower’s use of Collateral and cash collateral shall automatically terminate and Secured Party shall be deemed to have objected to, and shall no longer consent to Borrower’s use of cash collateral.

VII. ADDITIONAL AGREEMENTS AND AFFIRMATIONS

A.	“Borrower” and “Secured Party” as used in this Agreement include the heirs, executors or administrators, successors or assigns of those parties.

B.	If more than one Borrower executes the Agreement, the obligations hereunder shall be joint and several.

C.	This Agreement does not waive Secured Party’s rights under any other agreement that Borrower has signed with the Secured Party.

VIII. LIABILITY FOR DEFICIENCY.

Borrower shall at all times remain liable for any deficiency remaining on the Obligations for which Borrower is liable after any disposition of any or all of the Collateral and after the Secured Party’s application of any proceeds to the Obligations.

IX. PARTIAL INVALIDITY

In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

X. COUNTERPARTS

This Agreement may be executed in any number of separate counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement.

XI. GOVERNING LAW

This Agreement shall be governed by the laws of the State of California.

(Signature Page to Follow)

IN WITNESS WHEREOF, Borrower has executed this Agreement as of the date indicated above.

“BORROWER”

ECO2 PLASTICS, INC.

By:
Rodney S. Rougelot, CEO

“SECURED PARTY”

TRIDENT CAPITAL FUND-VI PRINCIPALS FUND, LLC
A Delaware limited liability company

_________________________________
(signature)

________________________________
(print name)

________________________________
(title)

EXHIBIT A

[OPERATING BUDGET]

EXHIBIT B

FORM OF NOTE

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.

TERM NOTE

US $________	Date: [________]

FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (“Borrower”), promises to pay to the order of Trident Capital Fund-VI, Principals Fund, LLC, a Delaware limited liability company (“Lender”), the principal amount of Six Thousand Five Hundred Thirty-Three dollars and 69/100 ($6,533.69), together with interest from the date of this Term Note (the “Note”) on the unpaid principal balance on the terms provided herein.  This Note is issued pursuant to the terms of that certain Loan and Security Agreement by and between Borrower and Lender dated as of February 12, 2010 (the “Loan Agreement”) and is the Term Note referred to therein.  All capitalized terms used but not otherwise defined in this Note shall have the respective meanings assigned to such terms in the Loan Agreement.  This Note is secured by the terms of the Loan Agreement and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

I. Interest.  Interest shall accrue and be payable at Maturity, on the unpaid principal balance of this Note at a per annum interest rate equal to eight percent (8%) (the “Interest Rate”).  Interest at the Interest Rate shall be calculated on the basis of a three hundred sixty (360) day year.  Upon the occurrence of an Event of Default and for so long as such Event of Default continues, interest shall accrue on the outstanding Notes at the rate of 8% per annum (the “Default Interest Rate”).

II. Repayment; Maturity Date.  Borrower shall pay the principal balance outstanding under this Note, together with all accrued and unpaid interest and all other amounts due hereunder, in full no later than May 31, 2010.  Borrower may prepay the Note, without penalty or premium by paying the principal amount thereof, together with all accrued and unpaid interest, as of the date of such prepayment.

III. Event of Default; Rights of Lender upon Event of Default.  Any one or more of the Events of Default set forth in the Loan Agreement constitutes an Event of Default under this Note. Upon the occurrence of an Event of Default, Lender may, at its option, declare the entire indebtedness evidenced by this Note immediately due and payable, and exercise its rights and remedies under the Loan Agreement or applicable law.

IV. Waivers.  To the fullest extent permitted by applicable law, Borrower waives:  (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations or this Note; (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any  remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

V. Successors and Assigns.  The rights and obligations of Borrower and Lender shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.  Borrower shall not be entitled to assign, transfer or delegate any of its rights, obligations or liabilities hereunder without the prior written consent of Lender.  Lender may assign this Note and the rights hereunder to any person without the consent of Borrower.

VI. Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California.

VII. Integration.  The terms of this Note, together with the Loan Agreement, contain the entire agreement of the parties with respect to the subject matter hereof.  All prior negotiations concerning the subject matter of this Note are merged into this Note and the Loan Agreement.

VIII. Waivers and Amendments.  No provision of this Note may be amended or modified without the written consent of Borrower and Lender.  Lender shall not be deemed, by any act or omission, to have waived any right or remedy hereunder unless such waiver is in writing and signed by Lender and then only to the extent specifically set forth in such writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.   No delay or omission of Lender to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by Lender of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

IX. Expenses.  Borrower agrees to pay Lender upon demand all expenses incurred by Lender in the collection of this Note, including all reasonable attorneys’ fees and costs.

IN WITNESS WHEREOF, Borrower has caused this Note to be issued as of the date first written above.

ECO2 PLASTICS, INC. By: Name: Title:	Agreed: TRIDENT CAPITAL FUND-VI, PRINCIPALS FUND, LLC a Delaware limited liability company By: Name: Title:

EXHIBIT C

CONSENT AND SUBORDINATION AGREEMENT

CONSENT AND SUBORDINATION AGREEMENT

This Consent and Subordination Agreement (this “Subordination Agreement”) is entered into between the California Department of Resources Recycling and Recovery (the “Department”), successor to the California Integrated Waste Management Board, appearing herein by and through its Division Chief, Financial Assistance Division,  and ECO2 Plastics, Inc., a Delaware Corporation, debtor and debtor in possession in In Re ECO2 Plastics, Inc., Case No. 09-33702-DM (the “Borrower”)

1. The Department has an interest in the successful reorganization of Borrower to further the Department’s efforts to develop markets for recyclable materials and to protects its interests as a lender.  The Department has a first priority prepetition lien on all the assets of the Borrower.  Department and Borrower agree that the financing arrangements between Lenders and Borrower are in Borrower’s and Department’s best interests.  Therefore, the Department does hereby consent to the execution by Borrower of that certain (i) Loan and Security Agreement (“Trident LP Loan Agreement”) by and between Borrower and Trident Capital Fund-VI, L.P. (“Trident LP”),  (ii) that Loan and Security Agreement by and between Borrow and Trident Capital Fund-VI, Principals Fund, LLC (“Trident LLC Loan Agreement”), and (iii) that certain Loan and Security Agreement (“Buff Loan Agreement”) by and between Borrower and Buff Investment Limited Partnership (“Buff”), a Delaware limited partnership.  (Trident LP, Trident LLC and Buff are hereafter referred to as the “Lenders,” and the Trident LP Loan Agreement, Trident LLC Loan Agreement, and the Buff Loan Agreement are collectively referred to as the “DIP Facility”). Department further consents to the payment of all sums due or becoming due under the DIP Facility by the Borrower to the Lenders as and when they become due and payable.  In order to induce Lenders to enter into or continue such financing arrangements, Department and Borrower also agree as follows:

2. Department agrees that its first priority prepetition lien on all of the assets of Borrower is and shall be junior and subordinate to the lien of Lenders on all assets of the Borrower as granted and evidenced by the order of the Court approving the foregoing DIP Facility as to seventy five percent (75%) of the cash recovery upon sale or liquidation of said assets. The Department’s first priority lien shall remain a first priority lien as to twenty five percent (25%) of the cash recovery upon sale or liquidation of said assets up to a cash recovery from sale or liquidation in an amount equal to Obligations under the DIP Facility; provided, that the principal amount of the DIP Facility does not exceed the sum of Six Hundred Thousand Dollars ($600,000).  The effect of this subordination is that upon the occurrence of an Event of Default and exercise of remedies under the DIP Facility by the Lenders, then Lenders and Department shall share in any proceeds of sale or liquidation of the assets of Borrower which become available for distribution to creditors in the ratio of seventy five percent (75%) to Lenders and twenty five (25%) to Department, with Lender’s recovery limited to 75% of the Obligations, as defined under the DIP Facility. In the event of a sale or liquidation of the assets of Borrower which yields a sum available for distribution to creditors which is greater than the amount of the Obligations under the DIP facility, the Department shall retain its senior first priority lien on such sum up to the total remaining indebtedness owed to Department by the Borrower.  As a condition to this Subordination Agreement, Borrower agrees to pay Department all post petition interest owed to Department commencing with the December 2009 payment.  Upon receipt of the financing proceeds, Borrower will bring the Department current with post petition interest only payments, and will thereafter make monthly interest payments by the 1st of the month.

3. Department agrees that, pursuant to this Subordination Agreement, the payments to be made under the distribution formula set forth in Paragraph 1 above constitute adequate protection within the meaning of 11 U.S.C. § 364(d)(1).

4. Department represents and warrants that Department has not previously subordinated the obligations owed Department by Borrower for the benefit of any other party, and agrees that any such subordinations hereafter executed shall be expressly made subject and subordinate to the terms of this Subordination Agreement.

5. Beginning on February 1, 2010, Borrower agrees to provide Department counsel with written biweekly progress reports as to its efforts made and results achieved towards obtaining permanent financing necessary for a successful reorganization.  The reports may be submitted as e-mails.

6. This Subordination Agreement shall remain in full force and effect until and unless Department delivers to Lenders written notice that this Consent and Subordination Agreement has been revoked as to credit granted by Lenders subsequent to the delivery of such notice, but delivery of such notice shall not affect any of Department’s obligations hereunder with respect to credit granted by Lenders prior to such delivery.

7. The Department’s appearance and filings in this case are for itself and for no other department, agency, unit or entity of the State of California. Except as otherwise provided by law, neither the Department’s appearance in this case nor its filings in this case (including inter alia its entering into and filing of this Subordination Agreement) constitutes a waiver of sovereign immunity based on the Eleventh Amendment to the United States Constitution or related principles of sovereign immunity. The sovereign immunity of the State of California is expressly reserved.

8. Each person who executes this  Subordination Agreement represents that he or she is duly authorized to execute this Subordination Agreement on behalf of the respective Parties hereto and that each such Party has full knowledge of and has consented to the terms and provisions hereof.

9. This  Subordination Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument and it shall constitute sufficient proof of this Subordination Agreement to present any copy, copies or facsimiles signed by the Parties hereto be charged.

10. This Subordination Agreement can only be amended or otherwise modified by a writing executed by the Parties hereto.

11. Each Party to this Subordination Agreement shall bear its own costs and attorneys’ fees.

12. This Subordination Agreement is subject to the approval of the Court and upon such approval shall inure to the benefit of the Parties hereto and their respective successors and assigns.  Nothing contained herein shall be construed as an admission by any of the Parties of any fault, wrongdoing, or liability of any kind to each other or to any other person or entity. Nothing contained herein shall be construed as creating any right claim or interest in favor of any person or entity not a Party to this Subordination Agreement.

13. The Court shall retain jurisdiction as necessary in order to enforce the terms of this Subordination Agreement by appropriate orders.

Dated: January _____, 2010	CALIFORNIA DEPARTMENT OF RESOURCES RECYCLING AND RECOVERY By: _______________________ Shirley Willd-Wagner Its: _______________________ Division Chief, Financial Assistance Division
Dated: January ____, 2010	ECO2 Plastics, Inc. By;___________________________________ Rodney S. Rougelot, CEO